UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

AMENDMENT NO. 1
FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 1, 2010

CONSOLIDATION SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

333-142105	20-8317863
(Commission File Number)	(IRS Employer Identification No.)

2300 West Sahara Drive, Las Vegas, NV  89102
(Address of Principal Executive Offices)    (Zip Code)

(702) 949-9449
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our,” the “Company,” and “CNSV” refer to Consolidation Services, Inc.  This Amendment No. 1 to Form 8-K is being filed primarily to include under Item 9.01 audited statements of combined revenues and direct operating expenses of the oil and gas properties acquired by the Company as of April 1, 2010, for the years ended December 31, 2009 and 2008, unaudited statements of combined revenues and direct operating expenses of the oil and gas properties for the three months ended March 31, 2010 and 2009 and related notes thereto, as well as the unaudited pro forma financial information for the year ended December 31, 2009 and for the three months ended March 31, 2010.  Certain amended information concerning the acquisition has also been included.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information included below under Item 2.01 concerning definitive Asset Purchase Agreements entered into between the Company and various oil and gas funds and other ancillary agreements entered into as part of the Acquisition (as defined below) on April 1, 2010 is incorporated by reference into this Item 1.01.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 1, 2010, the Company entered into 12 substantially identical Asset Purchase Agreements (the “APAs”) with various funds (the “Funds”) and completed the purchase of interests in oil and gas wells located in Kentucky and Tennessee.  The Company acquired interests in 52 oil wells and 19 gas wells located on approximately 1,500 leased acres in Kentucky and Tennessee (the “Acquisition”).  The form of APA between the Company and the Funds is attached hereto as Exhibit 10.1 to this Current Report.

The Managing Member of each of the Funds is Leland Kentucky Holdings, Inc., a wholly-owned subsidiary of Leland Energy, Inc. (“Leland”) of Beverly Hills California.  The President of Leland is Stephen M. Thompson who was appointed to the Company’s Board of Directors on April 2, 2010 and elected Chairman of the Board and Chief Executive Officer of the Company on April 7, 2010.

The purchase price paid by the Company for the Acquisition was 23,216,729 restricted shares of the Company’s common stock. The Company recorded the purchase price based on a third party reserve valuation and an equipment appraisal totaling $7,421,910. The common share’s estimated discounted quoted market value issued for the Acquisition on April 1, 2010 was $15,555,208, or $0.67 per share on the basis of a 29.5% discount due to the common stock of the Company having minimal trading activities. The average trading price was $0.95 per share for 185,268 shares traded on the OTC Bulletin Board market in March 2010. See Item 3.02 below for further information concerning the calculation of the Purchase Price.

The APAs were entered into by CNSV with the following 12 Funds:

Energy Production Revenue Fund, LLP, a Nevada limited liability partnership
Knox Drilling Fund, LLP, a Colorado limited liability partnership
Knox Drilling Fund II, LLP, a Colorado limited liability partnership
Appalachian Drilling Fund, LLP, a Colorado limited liability partnership
Appalachian Drilling Fund II, LLP, a Colorado limited liability partnership
Annex Drilling Fund, LLP, a Colorado limited liability partnership
Syroco Energy Inc., a California corporation
Block Production Fund, LLP, a Nevada limited liability partnership
Rogers Production Revenue Fund, LLP, a Nevada limited liability partnership
Production Revenue Drilling Fund, LLP, a Nevada limited liability partnership
Block City Drilling Fund, LLP, a Nevada limited liability partnership
Green County Energy Fund, LLP, a Colorado limited liability partnership

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

(a)  On April 1, 2010, the Company authorized the issuance of an aggregate of 23,216,729 restricted shares of its common stock to the above referenced 12 oil and gas Funds and two related persons (the “Purchasers”) pursuant to the APAs, as described under Section 2.01 above.

(b)  The purchase price paid for the Acquisition was 23,216,729 restricted shares of the Company’s common stock. The shares had a quoted market price of $1.03 per share on April 1, 2010 or an aggregate quoted market value of $23,913,231. The Company initially reported an aggregate purchase price of $15,555,208, or $0.67 per share on the basis of a 29.5% discount for restricted securities from the average trading price of $0.95 per share for 185,268 shares traded on the OTC Bulletin Board market in March 2010 in its Form 8-K filed on April 7, 2010. However, after receiving the third party reserve valuation and the equipment appraisal, the Company determined that the more relevant fair value to use for the purchase price was based on a third party reserve valuation and a third party equipment appraisal totaling $7,421,910.

(c)  The common shares were issued pursuant to the exemption claimed by the Company under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  Each Purchaser represented and warranted that they were either “accredited investors” as such term is defined in Rule 501 under the Securities Act and/or sophisticated investors and had access to the same information as would be contained in a registration statement.

(d)  No convertible securities were issued.

(e)  No underwriters or placement agents were involved and no underwriting discounts or commissions were paid.

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT

As part of the Acquisition described in Item 2.01 above, a change in control of the Company occurred. The information included in Item 2.01 is incorporated by reference into this Item 5.01. The change in control results from the Company’s issuance of an aggregate of 23,216,729 CNSV restricted shares which equaled approximately 60% of the issued and outstanding shares of the Company as of the Acquisition date.  These shares were issued primarily to 12 Funds under the control of the New Management.  The Purchase Price for the CNSV Shares is set forth in Item 3.02.

Effective April 2, 2010, Dr. Johnny R. Thomas and John C. Francis, who, prior to April 1, 2010, were the Company’s sole directors, resigned from the Board of Directors. The Company announced the appointment of a new management team with oil and gas experience.  The new management team will manage and operate CNSV, while Dr. Thomas and Mr. Francis will serve on the Acquisition Committee for CNSV’s acquisition program.

Effective April 2, 2010, the Company announced the appointment of Stephen M. Thompson, Chairman of Board of Directors and Pamela J. Thompson (no relation to Stephen M. Thompson) and Gary Kucher as members of the Board of Directors.  On April 7, 2010, Stephen M. Thompson was elected Chief Executive Officer, Pamela Thompson was elected Chief Financial Officer, Secretary and Treasurer and Gary Kucher was elected President, comprising the new management team (“New Management”).  The background information on the New Management, is set forth in Item 5.02 below, and incorporated herein by reference.

5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(a)  Effective April 2, 2010, Dr. Johnny R. Thomas and John C. Francis resigned from the Board of Directors.  Effective April 6, 2010, Dr. Thomas resigned as Chief Executive Officer and President and Mr. Francis resigned as Chief Financial Officer, Vice President, Secretary and Treasurer of the Company.

(b)  Effective April 2, 2010, the Company elected to the Board of Directors Stephen M. Thompson, Pamela J. Thompson and Gary Kucher.  There are no arrangements, or understandings between the Company and any of the new directors.

(c)  Effective April 7, 2010 the Company appointed Stephen M. Thompson, Chief Executive Officer, Pamela J. Thompson, Chief Financial Officer, Corporate Secretary and Treasurer, and Gary Kucher, President.

Certain biological information concerning the New Management and directors appointed is as follows:

Stephen M. Thompson, age 61, was appointed a member of the Board of Directors of the Company on April 2, 2010, and elected Chief Executive Officer on April 7, 2010.  Mr. Thompson has been founder, major shareholder, President and CEO of Leland Energy, Inc. since 2006.  He has been involved in the domestic energy industry for over thirty years.  He is knowledgeable and experienced in all phases of the oil and gas industry including leasing activities, ownership and operations of drilling rigs, syndication and field operations. Mr. Thompson has current and previous business interests and relationships in investment banking, international art publishing and the gaming industry.  Mr. Thompson has served on the Board of Directors of Global Business Services, Inc.

Pamela J. Thompson, age 46, was appointed a member of the Board of Directors of the Company on April 2, 2010 and elected Chief Financial Officer, Secretary and Treasurer on April 7, 2010.  Ms. Thompson formed Pamela J. Thompson, CPA, P.C. in 1990 and has over 20 years of experience in SEC compliance, tax and accounting for publicly traded companies.  She has served as Chief Financial Officer, Secretary, Treasurer, and a member of the Board of Directors of several public companies traded on NASDAQ and the OTC Bulletin Board.  Ms. Thompson started her career in 1986 with the international accounting firm of Arthur Andersen and was subsequently with Pannell Kerr Forester, and one of the larger regional firms Eide, Bailey and Company. Her Sarbanes-Oxley Section compliance implementation experience has been focused on assisting publicly traded companies with performing risk assessment on critical business process and documenting business process controls. Ms. Thompson holds a Bachelor of Science from Minnesota State – Moorhead in Accountancy, 1986.  She is a Certified Public Accountant in the State of Arizona and a Certified Fraud Examiner Candidate, a member of the Arizona Society of Certified Public Accountants, and Association of Certified Fraud Examiners.  Ms. Thompson has been featured in Arizona Women’s Success Magazine, National Basketball Players Association Magazine, Behind the Bench: National Basketball Wives Association Magazine, New Jersey Star, Arizona Republic, and The Wall Street Journal.

Gary Kucher, age 46, was appointed a member of the Board of Directors on April 2, 2010 and was elected President on April 7, 2010.  Mr. Kucher is a seasoned executive with numerous appointments, directorships and consulting roles with both public and private companies in a variety of industries and business sectors. Mr. Kucher has a strong background in investment banking; having held securities licenses, Series 7 and Series 24. He has provided consulting for business acquisitions and other commercial finance transactions to financial and strategic buyers, stock offerings, spin-offs, leveraged buy-outs and joint-venture arrangements. Mr. Kucher has sourced and executed M&A deals for leading technology companies and selected venture investments.  He has also advised banking, insurance, finance and investment banking companies on M&A and equity deals.  Since 2008, Mr. Kucher has served as Managing Director of MB&A Capital, Beverly Hills, California.  MB&A is an international business advisory that combines its demonstrated record of helping businesses grow and succeed in the international market place.  Between 2006 and 2008 Mr. Kucher was CEO of Branded Media Corporation, a New York City based media and advertising holding company and Chairman of the Board of its wholly-owned subsidiary Executive Media Network, which sells advertising to “Fortune 500” clients deploying ads in airport executive lounges throughout the U.S. and Europe.  Mr. Kucher co-founded TEAM8Z.com in 2005 a social networking, web site developed to provide a rich online environment that encourages achievement and accomplishment.  He continues to serve on the Board of Directors of Genius Interactive Inc., the parent company of TEAM8Z.com.  From 2000 to 2004, Mr. Kucher was CEO and Chairman of the Board of Manex Entertainment, Hollywood California, with over 300 employees.  The Company provided production services, facilities and equipment to over 50 film and television productions. As CEO, he developed a strategy for a consolidation of businesses within the production rental equipment industry and acquired facilities for new feature film/television production and production service operations on the East Coast. Mr. Kucher has also served on the Board of Directors of Visual Network Design Inc., d/b/a Rackwise.

There are no material plans, contracts, or arrangements to which any of the above officers is a party or in which he or she participates, entered into in connection with the Acquisition, or any grant or award to such person under a plan, contract or arrangement.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

(a)  Financial Statements of Business Acquired

Attached hereto as Exhibit 99.1 is the audited statements of combined revenues and direct operating expenses of the oil and gas properties purchased from Leland Energy, Inc. for the years ended December 31, 2009 and 2008, the unaudited statements of combined revenues and direct operating expenses of the properties purchased from Leland Energy, Inc. for the three months ended March 31, 2010 and 2009, and related notes thereto, together with the Report of Independent Registered Public Accounting Firm of GBH CPAs, PC concerning the audited statements and related notes. The properties acquired are herein referred to as the “Properties” or the “Acquisition”.

(b)  Unaudited Pro Forma Consolidated Financial Information

Attached hereto for Consolidation Services, Inc., as Exhibit 99.2, is the Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2010, and the Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2010.

(c)  Unaudited Pro Forma Consolidated Financial Information

Attached hereto for Consolidation Services, Inc., as Exhibit 99.3, is Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2009.

Exhibit No.	Description
10.1
Form of Asset Purchase Agreement dated April 1, 2010 entered into by the Company and each of 12 oil and gas funds each of which agreement has substantially the same terms and conditions with different assets and purchase prices. (1)

10.2	American Energy Advisors, Inc. Summary Reserve Report.
10.3	B & J Oil LLC Equipment Summary Appraisal Report

(1)	filed with original 8-K dated April 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2010	CONSOLIDATION SERVICES, INC

By: /s/ Stephen M. Thompson
Name: Stephen M. Thompson
Title: Chief Executive Officer and Chairman